UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

Amendment No. 3

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2013

PHL VARIABLE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Connecticut	333-20277	06-1045829
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 3”) amends and supplements the Current Reports on Form 8-K and Form 8-K/A filed by PHL Variable Insurance Company (the “Company”) on September 18, 2012, November 8, 2012 and March 15, 2013, respectively (together, the “Original Forms 8-K”), to: (i) update the Company’s expectations in connection with the timing of its filing of the Restatement (as defined herein), the Company’s delayed Quarterly Report on Form 10-Q for the period ended September 30, 2012 (the “Delayed Form 10-Q”), the Company’s delayed Annual Report on Form 10-K for the year ended December 31, 2012 (the “Delayed 2012 Form 10-K” and together with the Delayed Third Quarter 2012 Form 10-Q, the “Delayed 2012 SEC Reports”), and the Company’s Quarterly Reports on Form 10-Q for the periods ending March 31, 2013, June 30, 2013 and September 30, 2013; and (ii) provide an update to, and additional information regarding, the errors, adjustments and reclassifications that the Company currently anticipates will be reflected in its financial statements in connection with the Restatement.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 18, 2012, the Audit Committee of the Company concluded that the Company’s previously issued audited financial statements for the years ended December 31, 2011, 2010 and 2009 included in the Company’s Annual Reports on Form 10-K and the unaudited financial statements for the quarterly periods ended June 30, 2012, March 31, 2012, September 30, 2011, June 30, 2011, and March 31, 2011, included in the Company’s Quarterly Reports on Form 10-Q (the “Previously Issued Financial Statements”) filed with the SEC, should no longer be relied upon and should be restated because of certain errors in those financial statements (the “Restatement”). Management evaluated these errors and determined that they had a material impact on the Previously Issued Financial Statements.

These errors primarily related to the accounting for an intercompany reinsurance treaty between the Company and Phoenix Life Insurance Company originally entered into on September 30, 2008. These errors relate to ceded premiums, and certain periodic adjustments to receivables, deferred policy acquisition costs and policy liabilities and accruals in the Company’s financial statements beginning with the year ended December 31, 2008.

As disclosed in the Original Forms 8-K, the errors to be corrected by the Restatement are not expected to have a material impact on the Company’s financial results prepared in accordance with Statements of Statutory Accounting Principles filed with the state insurance regulators or its risk based capital computations for any of the periods noted.

Update of Restatement Timing

The Company has made significant progress on its financial statement restatement and will provide further updates on timing and estimated financial impact on or before May 31, 2013. As a result of the delay in completing the Restatement, the Company believes that it may not be able to timely file its Quarterly Reports on Form 10-Q for the first, second and third quarters of 2013. The Company’s ability to complete the Restatement and resume a timely filing schedule

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with respect to its SEC filings reflecting the Restatement is subject to a number of contingencies, including but not limited to, whether the Company continues to identify errors in its financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and the periods covered by, the periodic reports that the Company will have to file with the SEC to reflect the Restatement.

Information Regarding Currently Identified Errors, Adjustments and Reclassifications Relating to the Statement of Cash Flows

During the preparation of the Company’s Form 10-Q for the period ended September 30, 2012, certain errors were identified in the Company’s statement of cash flows for the nine months ended September 30, 2012, as well as for Previously Issued Financial Statements.  These errors primarily consisted of (i) the incorrect classification of deposits and withdrawals of universal life and variable universal life products as cash flows used for continuing operations, (ii) the incorrect classification of capitalized interest on policy loans as an investing activity, and (iii) certain other classification errors within cash flows, primarily from investing activities.  In addition to these errors, the Company expects to make certain changes in presentation to enhance disclosure of certain cash activity.

The Company also expects to make reclassifications to correct the presentation of certain items as cash and cash equivalents on the Balance Sheets in the Previously Issued Financial Statements, as appropriate.  These corrections include the reclassification of restricted cash to other assets and certain negative cash balances from other liabilities. The Company expects these reclassifications to have a material impact on the total beginning and ending cash balances, as well as the total change in cash and cash equivalents reported on the statement of cash flows reported in the Previously Issued Financial Statements.

Information Regarding Currently Identified Errors, Adjustments and Reclassifications Relating to the Balance Sheet and Statement of Income and Other Comprehensive Income

As part of the Restatement, the Company is adjusting the Previously Issued Financial Statements for errors identified and corrected during prior periods, and recording the adjustments in the appropriate historical period.  The Company also has identified, assessed for materiality and corrected additional errors affecting prior periods including actuarial valuation of certain insurance liabilities and deferred policy acquisition cost assets, accounting for complex reinsurance transactions, and valuation of certain private debt securities and derivative instruments.  The Company expects that it will continue to identify, assess for materiality and correct additional errors during the course of the Restatement, some of which may be material and adverse.  Some errors which have been identified have not yet been quantified or analyzed completely.

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Retrospective Adoption of Amended Accounting Guidance

As disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012, in October 2010, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to ASC 944, “Financial Services – Insurance”, to address the diversity in practice for accounting for costs associated with acquiring or renewing insurance contracts. The amendment clarifies the definition of acquisition costs (i.e., costs which qualify for deferral) to include only incremental direct costs that result directly from, and are essential to, a contract and would not have been incurred by the insurance entity had the contract transaction not occurred. Therefore, only costs related to successful efforts of acquiring a new, or renewal, contract should be deferred. This guidance was retrospectively adopted on January 1, 2012 and such retrospective adoption will result in amendments to previously reported balances in all applicable reporting periods as if the guidance was applied at the inception of all policies in force.  Adjustments for the retrospective adoption will reflect the impact of the adoption after consideration of the correction of errors identified in connection with the Restatement.

Additional Information

The Audit Committee and management discussed these matters with the Company’s independent registered public accounting firm. The Company’s previously issued audited financial statements and other financial information for the years ended December 31, 2011, 2010, and 2009, and the Company’s interim financial statements for the periods ended June 30, 2012, March 31, 2012, September 30, 2011, June 30, 2011, and March 31, 2011 will be restated in one or more future filings with the SEC.

Since September 18, 2012 and in connection with the Restatement, the Company has identified additional errors, many of which have secondary impacts, such as the effect of these adjustments on deferred policy acquisition costs, and it has also identified limitations in existing systems and processes that will need to be updated, supplemented or replaced.  There are additional items that have been identified but not yet quantified. Persons are cautioned not to rely upon estimated GAAP financial information provided by the Company or its indirect parent, The Phoenix Companies, Inc., since the announcement of the Restatement.

The Company continues to assess its disclosure controls and procedures and internal control over financial reporting.  Management believes that it has currently identified multiple material weaknesses that will be reported in the Delayed 2012 Form 10-K.

Until the Company completes the Restatement and files its Delayed Form 10-Q, Delayed 2012 Form 10-K and amendments to its registration statements to include updated financial information and becomes current in its SEC reporting requirements, it will continue to not issue any new SEC-registered insurance and annuity contracts.

The discussion of the Company’s revised financial results contained in this Amendment No. 3 and in the Original Forms 8-K has been prepared by management and represents management’s current assessment of the revised results.

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Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes.  Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Our ability to complete the Restatement and resume a timely filing schedule with respect to our SEC filings reflecting the Restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that we will have to file with the SEC to reflect the Restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic and other reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”.  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this discussion, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this discussion, such statements or disclosures will be deemed to modify or supersede such statements in this discussion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHL VARIABLE INSURANCE COMPANY

Date: April 24, 2013	By:	/s/ Bonnie J. Malley
	Name:	Bonnie J. Malley
	Title:	Executive Vice President and Chief Financial Officer

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